UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934
Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]    Definitive Proxy Statement
[X]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             ALLEGHENY ENERGY, INC.
                (Name of Registrant as Specified in Its Charter)

                                       N/A
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1) Title of each class of securities to which transaction applies:

            --------------------------------------------------------------
         2) Aggregate number of securities to which transaction applies:

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         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

            --------------------------------------------------------------
         4) Proposed maximum aggregate value of transaction:

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         5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:

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         2) Form, Schedule or Registration Statement No.:

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         3) Filing Party:

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         4) Date Filed:

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

February 12, 2003


       STOCKHOLDERS REMINDED TO AUTHORIZE THEIR PROXY ON PREEMPTIVE RIGHTS
       -------------------------------------------------------------------


         A Special Meeting of Stockholders to approve the proposal to amend the Company's charter to remove the "preemptive rights" provision will be held Friday, March 7, 2003, in New York City. By now, Allegheny Energy stockholders should have received a packet of materials outlining the proposal.

         If you are a stockholder, your vote on this matter is important. In order that your shares may be represented at the special meeting of stockholders, you must authorize your shares in one of three ways:

     o    Go to http://www.eproxy.com/aye and follow the instructions provided;

     o    Call 1-800-435-6710 (toll free) and follow the instructions provided;
          or

     o Complete, sign, date, and promptly return the proxy card in the envelope provided.

         If you authorize your proxy using the internet or by telephone, you will be prompted to enter your Control Number, which is located in the lower right hand corner of your proxy card. In addition, you do not need to mail back your proxy card if you use the internet or telephone to authorize your shares.

         We hope that all employee-stockholders will take advantage of this opportunity.





   THIS MESSAGE IS INTENDED SOLELY FOR EMPLOYEES OF ALLEGHENY ENERGY AND ITS SUBSIDIARIES. IF YOU ARE A CONTRACTOR, LEASED WORKER, OR OTHERWISE NOT EMPLOYED
         BY ALLEGHENY ENERGY, PLEASE DISREGARD AND DELETE THIS MESSAGE.

                                YOUR VOTE COUNTS

A Special Meeting of the Stockholders of Allegheny Energy, Inc. will be held on Friday, March 7, 2003, in New York City.

Your vote is important. In order that your shares may be represented at the special meeting of stockholders, you are urged to authorize your proxy in one of three ways: go to http://www.eproxy.com/aye; call toll free at 1-800-435-6710; or complete, sign, date, and promptly return your proxy card. If you authorize your proxy using the internet or by telephone, you do not need to mail back your proxy card.

If you receive more than one proxy (as a member of the Employee Stock Ownership and Savings Plan and as an owner of stock either in your own name or through a broker), it is important to authorize each proxy received.